EXHIBIT 99.4

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002C
                              (MICHAEL V. PALMERI)

     I, Michael V. Palmeri, the Vice President, Finance of Pinnacle West Capital Corporation ("Pinnacle West"), certify, to the best of my knowledge, that: (a) the attached Quarterly Report on Form 10-Q of Pinnacle West for the quarterly period ended June 30, 2002 (the "June 2002 Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the June 2002 Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Pinnacle West.


                                         Michael V. Palmeri
                                         ---------------------------------------
                                         Michael V. Palmeri
                                         Vice President, Finance
                                         Date: August 13, 2002


The foregoing certificate is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63, Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.